UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Definitive Proxy Statement

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Kyntra Bio, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! KYNTRA BIO, INC. 2026 Annual Meeting Vote by June 11, 2026 11:59 PM ET [Alt text was not generated.] KYNTRA BIO, INC. 350 BAY ST, STE 100 # 6009 SAN FRANCISCO, CA 94133 V95441-P46761 You invested in KYNTRA BIO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2026 8:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/KYNB2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect a Class III director to hold office until the 2029 Annual Meeting of Stockholders. Nominee: 1a. Michael Kauffman, M.D., Ph.D. For 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the selection, by the Audit Committee of the Board, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. For 4. To conduct any other business properly brought before the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95442-P46761